Goldman Sachs Variable Insurance Trust

Service Shares of:
Goldman Sachs Money Market Fund

Supplement dated October 9, 2008 to the
Prospectus dated April 30, 2008 (the “Prospectus”)

The Goldman Sachs Money Market Fund (the “Fund”) has applied to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). As a result, the Prospectus for the Fund is being supplemented. The Program will remain in effect until December 18, 2008 unless extended by the Treasury.

Under the Program, the Treasury will guarantee a $1.00 share price for any participating fund held by a shareholder as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered. Moreover, coverage cannot be reinstated if an eligible shareholder closes the account after September 19 and then reopens it. A fund will bear the expenses of participating in the Program, and therefore all shareholders will bear these expenses, irrespective of the extent of their coverage. Further information about the Program can be obtained at www.ustreas.gov.

This Supplement should be retained with your Prospectus
for future reference.

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